SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 1, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA ALTERNATIVE LOAN TRUST 2006-1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2006-1)
RWT HOLDINGS, INC.
(Sponsor and Seller)
SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Alternative Loan Trust
2006-1, Mortgage Pass-Through Certificates)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-118832-10	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 389-7373
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01(d). Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry Into a Material Definitive Agreement
     On January 1, 2006, Sequoia Residential Funding, Inc. (the “Depositor”), U.S. Bank National Association (the “Trustee”), and Wells Fargo Bank, N. A. (the “Master Servicer” and “Trust Administrator”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), pursuant to which the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates (the “Certificates”) in the approximate aggregate principal amount of $296,241,100 were issued. Certain Certificates were sold by the Depositor to Credit Suisse Securities (USA) LLC, as underwriter, pursuant to the Underwriting Agreement dated January 26, 2006. In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. (“RWT” or “Seller”), the sponsor and seller, and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated January 1, 2006, pursuant to which RWT conveyed to the Depositor as of the closing on February 1, 2006, all of its interest in the Mortgage Loans. Countrywide Home Loans Servicing LP will be servicer of the Mortgage Loans, and will service the Mortgage Loans pursuant to two existing servicing arrangements, one among the Servicer, Countrywide Home Loans, Inc. and the Seller, and another among DLJ Mortgage Capital, Inc., Countrywide Home Loans, Inc. and the Servicer. The servicing agreement among the Servicer, Countrywide Home Loans, Inc. and the Seller is annexed hereto as Exhibit 10.1. The servicing agreement among the Servicer, Countrywide Home Loans, Inc. and DLJ Mortgage Capital, Inc. is annexed hereto as Exhibit 10.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.
Item 9.01(d). Financial Statements and Exhibits
10.1	Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT Holdings, Inc. (“RWT”) and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing LP, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT, and as amended by the Assignment, Assumption and Recognition Agreement dated as of December 15, 2005 among RWT, DLJ Mortgage Capital, Inc., Countrywide and Countrywide Home Loans Servicing LP, and as modified by the Assignment, Assumption and Recognition Agreement dated as February 1, 2006 among the Depositor, the Trustee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

10.2	Mortgage Loan Purchase and Servicing Agreement dated as of March 1, 2004, among DLJ Mortgage Capital, Inc., Countrywide, as seller, and Countrywide Home Loans Servicing LP, as servicer, as modified by the Assignment, Assumption and Recognition Agreement dated as February 1, 2006 among the Depositor, the Trustee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 6, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.
By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number
10.1	Mortgage Loan Purchase and Servicing Agreement dated as of April 1, 1998, between Countrywide Home Loans, Inc. (“Countrywide”) and RWT Holdings, Inc. (“RWT”) and an Assignment Agreement dated January 1, 2001 between Countrywide and Countrywide Home Loans Servicing LP, as amended by the Amendment Number One to such agreement dated February 27, 2004, between Countrywide and RWT, and as amended by the Assignment, Assumption and Recognition Agreement dated as of December 15, 2005 among RWT, DLJ Mortgage Capital, Inc., Countrywide and Countrywide Home Loans Servicing LP, and as modified by the Assignment, Assumption and Recognition Agreement dated as February 1, 2006 among the Depositor, the Trustee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.
10.2	Mortgage Loan Purchase and Servicing Agreement dated as of March 1, 2004, among DLJ Mortgage Capital, Inc., Countrywide, as seller, and Countrywide Home Loans Servicing LP, as serivcer, as modified by the Assignment, Assumption and Recognition Agreement dated as February 1, 2006 among the Depositor, the Trustee, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.